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                                                                    EXHIBIT 23.2
                                                                    ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 19, 1999, relating to the financial statements and financial statement schedules, which appears in NexMed, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1998.





/s/ PRICEWATERHOUSECOOPERS LLP
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PricewaterhouseCoopers LLP
New York, New York
December 20, 1999